Exhibit (h)(56) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

THIRD AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011, December 31, 2012 and April 28, 2014, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names of certain Funds to Schedule I, effective April 28, 2014; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 28, 2014.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 4/28/14)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FOURTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011, December 31, 2012, April 28, 2014, and December 1, 2014, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2014.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/1/14)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FIFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 6/25/15)

A.	Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SIXTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: _/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez_

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/01/16)

A.	Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and delete certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: _/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /a/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 08/1/17)

A.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.